SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 17, 2005

                                SUN BANCORP, INC.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                        0-20957                 52-1382541
-----------------------------         ---------------         ----------------
(State or other jurisdiction           (SEC File No.)           (IRS Employer
     of incorporation)                                          Identification
                                                                   Number)

226 Landis Avenue, Vineland, New Jersey                            08360
---------------------------------------                         -----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                            Section 8 - Other Events

Item 8.01.  Other Events.

         On March 17, 2005, the Registrant announced that the Board of Directors had declared a 5% stock dividend to all stockholders of record on April 6, 2005, payable on April 20, 2005. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

         A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

         Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

          (c)  Exhibits:

               Exhibit 99 - Press Release dated March 17, 2005
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


                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           SUN BANCORP, INC.



Date: March 17, 2005                       By:      /s/Dan A. Chila
                                                    ----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer